                                                                   EXHIBIT 23.16

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1 of our report dated June 8, 2006 relating to the financial statements of Man-AHL 130, LLC appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Lawyers; Accountants" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
November 22, 2006